Goldman Sachs

$230,615,100 (approximate) of Offered Certificates

First Horizon Mortgage Pas-Through Trust 2004-AR6
First Horizon Asset Securities Inc., Depositor
Mortgage Pass-Through Certificates, Series 2004-AR6

Certificates	Group	Product Type	Approximate Certificate Balance (1)	Expected Ratings (Fitch/Moody's)	Expected Credit Enhancement Percentage	Initial Coupon (%)(2)	Estimated Avg. Life (yrs) CPB(3)	Estimated Avg. Life (yrs) MAT(3)	Principal Payment Window CPB(3)	Principal Payment Window MAT(3)	Pricing Speed
I-A-1	1	3/1 Hybrids	39,504,000	AAA/Aaa	3.70	4.250	1.94	3.27	11/04-09/07	11/04-09/34	25 CPB
II-A-1	2	5/1 Hybrids	122,352,000	AAA/Aaa	3.70	4.750	2.56	3.29	11/04-09/09	11/04-09/34	25 CPB
III-A-1	3	7/1 Hybrids	24,086,000	AAA/Aaa	3.70	5.000	2.91	3.31	11/04-09/11	11/04-09/34	25 CPB
IV-A-1	4	10/1 Hybrids	37,818,000	AAA/Aaa	3.70	5.611	3.17	3.33	11/04-09/14	11/04-09/34	25 CPB
I-A-2	1	3/1 Hybrids	(4)	AAA/Aaa	N/A	0.470	N/A	N/A	N/A	N/A	N/A
II-A-2	2	5/1 Hybrids	(4)	AAA/Aaa	N/A	0.362	N/A	N/A	N/A	N/A	N/A
III-A-2	3	7/1 Hybrids	(4)	AAA/Aaa	N/A	0.430	N/A	N/A	N/A	N/A	N/A
B-1	1,2,3,4	Crossed	4,183,000	AA/NR	1.90	5.161	4.36	5.96	11/04-09/14	11/04-09/34	25 CPB
B-2	1,2,3,4	Crossed	1,858,000	A/NR	1.10	5.161	4.36	5.96	11/04-09/14	11/04-09/34	25 CPB
B-3	1,2,3,4	Crossed	814,000	BBB/NR	0.75	5.161	4.36	5.96	11/04-09/14	11/04-09/34	25 CPB
B-4	1,2,3,4	Crossed	581,000	BB/NR	0.50	5.161	4.36	5.96	11/04-09/14	11/04-09/34	25 CPR
B-5	1,2,3,4	Crossed	580,000	B/NR	0.25	5.161	4.36	5.96	11/04-09/14	11/04-09/34	25 CPR
B-6	1,2,3,4	Crossed	581,877	NR/NR	0.00	5.161	4.36	5.96	11/04-09/14	11/04-09/34	25 CPR

(1) The Certificate Sizes are approximate, based on scheduled October 1, 2004 balances of the Mortgage Loans, and subject to a +/- 5% variance.

(2) Interest will accrue on the class certificate balances of the offered senior certificates (or notional amount, in the case of the Class I-A-2, Class II-A-2 and Class III-A-2 Certificates) at the respective annual pass-through rates set forth in the table above during the initial interest accrual period, and thereafter the annual pass-through rate for the senior certificates for any distribution date will be equal to (i) in the case of the Class I-A-1 Certificates, the lesser of (x) the weighted average of the Net Mortgage Rates of the mortgage loans in Pool I and (y) 4.250% through the interest accrual period ending August 31, 2007, and thereafter, the weighted average of the Net Mortgage Rates of the mortgage loans in Pool I; (ii) in the case of the Class II-A-1 Certificates, the lesser of (x) the Net Mortgage Rates of the mortgage loans in Pool II and (y) 4.750% through the interest accrual period ending August 31, 2009, and thereafter, the weighted average of the Net Mortgage Rates of the mortgage loans in Pool II; (iii) in the case of the Class III-A-1 Certificates, the lesser of (x) the weighted average of the Net Mortgage Rates of the mortgage loans in Pool III and (y) 5.000% through the interest accrual period ending August 31, 2011, and thereafter, the weighted average of the Net Mortgage Rates of the mortgage loans in Pool III; (iv) in the case of the Class IV-A-1 Certificates, the weighted average of the Net Mortgage Rates of the mortgage loans in Pool IV; (v) in the case of the Class I-A-2 Certificates, the positive difference, if any, between (x) the weighted average of the Net Mortgage Rates of the mortgage loans in Pool I and (y) 4.250% through the interest accrual period ending August 31, 2007, and thereafter, 0.000%; (vi) in the case of the Class II-A-2 Certificates, the positive difference, if any, between (x) the weighted average of the Net Mortgage Rates of the mortgage loans in Pool II and (y) 4.750% through the interest accrual period ending August 31, 2009, and thereafter, 0.000%; and (vii) in the case of the Class III-A-2 Certificates, the positive difference, if any, between (x) the weighted average of the Net Mortgage Rates of the mortgage loans in Pool III and (y) 5.000% through the interest accrual period ending August 31, 2011, and thereafter, 0.000%. Interest will accrue on the class certificate balances of the Class B-I, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates for each interest accrual period at an annual pass-through rate equal to the weighted average of the weighted average Net Mortgage Rates of each mortgage pool weighted on the basis of the Group Subordinate Amount for each mortgage pool. The annual pass-through rate for each class of subordinated certificates for the first distribution date is expected to be approximately 5.161%.

(3) Average Life and Payment Windows are calculated based upon the applicable prepayment speeds to the reset date (CPB) or maturity date. CPB implies prepayment in full is individually applied to each hypothetical mortgage loan at its next reset date.

(4) The Class I-A-2, Class II-A-2 and Class III-A-2 Certificates are notional amount certificates and will accrue interest during each interest accrual period on a notional amount. The initial notional amount of the Class I-A-2, Class II-A-2 and Class III-A-2 Certificates will be approximately $39,504,000, $122,352,000 and $24,086,000, respectively. No principal will be distributed on the Class I-A-2, Class II-A-2 and Class III-A-2 Certificates.

Preliminary Collateral Description(1)

	Group 1 3 Year Hybrids	Group 2 5 Year Hybrids	Group 3 7 Year Hybrids	Group 4 10 Year Hybrids	Total
Aggregate Principal Balance	$41,022,165	$127,052,871	$25,011,486	$39,271,454	$232,357,977
Average Loan Balance	$519,268	$520,708	$510,438	$604,176	$531,712
Number of Loans	79	244	49	65	437
Weighted Average Months to Roll	35	59	83	119	68
Weighted Average Term to Maturity	359	359	359	359	359
Gross WAC	4.970%	5.362%	5.680%	5.861%	5.411%
Weighted Average Expense Rate before reset	0.250%	0.250%	0.250%	0.250%	0.250%
Weighted Average Expense Rate after reset	0.250%	0.250%	0.250%	0.250%	0.250%
Net WAC	4.720%	5.112%	5.430%	5.611%	5.161%
Initial Cap	2.000%	5.00%	5.000%	5.000%	4.470%
Periodic Cap	2.000%	2.00%	2.000%	2.000%	2.000%
Lifetime Cap	6.000%	5.00%	5.000%	5.000%	5.177%
Gross WAC Range	4.250%-5.625%	4.500%-6.000%	4.625%-6.250%	5.125%-6.500%	4.250%-6.500%
Maximum Gross WAC	10.970%	10.362%	10.680%	10.861%	10.588%
One-Year CMT Indexed Percent	100.0%	100.0%	100.0%	100.0%	100.0%
Weighted Average Margin	2.75%	2.75%	2.75%	2.75%	2.75%
Weighted Average Margin - Post Reset	2.50%	2.50%	2.50%	2.50%	2.50%
Weighted Average FICO	723	734	746	741	734
Weighted Average Original LTV	72.83%	74.52%	73.01%	68.60%	73.04%
Interest Only Percent	73.5%	62.9%	62.3%	68.9%	65.73%
Cash Out Refinance Percent	14.3%	8.6%	3.8%	14.7%	10.1%
California Percent	34.7%	35.6%	38.0%	52.1%	38.5%
Primary Residence Percent	95.5%	97.0%	92.9%	97.5%	96.4%
Single Family and PUD Percent	90.1%	94.1%	94.0%	95.1%	93.5%
Single Largest Zip Code Percent	2.6%	2.0%	6.9%	5.4%	1.9%
Largest Individual Loan Balance	$1,000,000	$1,300,000	$1,000,000	$1,487,924	$1,487,924

(1) Using October 1, 2004 scheduled balances

Time Table

Cut-Off Date:	October 1, 2004
Settlement Date:	October 29, 2004
Distribution Date:	25th of each month or the next business day
First Distribution Date:	November 26, 2004

Features of the Transaction

- Offering consists of certificates totaling approximately $230,615,100 of which $223,760,100 are expected to be rated AAA/Aaa by Fitch and Moody's. $4,183,000 are expected to be rated AA, $1,858,000 are expected to be rated A and $814,000 are expected to be rated BBB by Fitch.
- The expected amount of credit support for each group of senior certificates will be approximately 3.70%.
- All collateral consists of 3/1, 5/1, 7/1 and 10/1 hybrid adjustable rate mortgage loans with 100% set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated or acquired by First Horizon Home Loan Corporation.

Structure of the Certificates

As the mortgagors make scheduled principal payments and prepayments on the mortgage loans in each loan group, that principal is distributed to the holders of the senior certificates related to the respective loan group. The subordinate certificates will receive principal payments from all collateral groups, but will be entitled to principal prepayments only subject to the conditions as described in the shifting interest section below. Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B-1, Class B-2, Class B-3 Certificates (the "Senior Subordinate Certificates") and the Class B-4, Class B-5 and Class B-6 Certificates (the "Junior Subordinate Certificates", not offered hereby, and together with the Senior Subordinate Certificates, the "Subordinate Certificates") will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Class I-A-1, the Class II-A-R, the Class II-A-1, the Class III-A-1, the Class IV-A-1, the Class I-A-2, the Class II-A-2 and the Class III-A-2 Certificates (collectively the "Senior Certificates"). If on any distribution date there is a shortfall in the funds needed to make all payments to certificate-holders, the senior certificates will receive distributions of interest and principal before the subordinate certificates are entitled to receive distributions of interest or principal, and subordinate certificates will receive distributions in order of their numerical class designations.

Shifting Interest

Unless the aggregate class principal balance of the subordinate certificates has reached a certain level relative to the senior certificates, or the delinquencies and losses on the mortgage loans exceed certain limits, the senior certificates will, in the aggregate, generally receive their pro rata share of all scheduled principal payments and 100% of all principal prepayments on the mortgage loans until the 6th anniversary of the closing date (i.e., the distribution date in October 2010). Thereafter, the senior certificates (other than the interest only certificates) will generally receive their share of scheduled principal payments and a decreasing share of principal prepayments. This will result in a faster rate of return of principal to those senior certificates than would occur if those senior certificates and the subordinate certificates received all payments pro rata, and increases the likelihood that holders of the senior certificates (other than the interest only certificates) will be paid the full amount of principal to which they are entitled. The prepayment percentages on the Subordinate Certificates are as follows:

Distribution Date	Percentage
November 2004 – October 2010	0%
November 2010 – October 2011	30%
November 2011 – October 2012	40%
November 2012 – October 2013	60%
November 2013 – October 2014	80%
November 2014 and after	100%

If before the Distribution Date in November 2007 the credit support to the Senior Certificates is greater than or equal to two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayments proceeds subject to certain loss and delinquency criteria. If on or after the Distribution Date in November 2007 the credit support is greater than or equal to two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of the principal prepayment.

Key Terms

Issuer:	First Horizon Mortgage Pass-Through Trust 2004-AR6
Depositor:	First Horizon Asset Securities Inc.
Originators:	First Horizon Home Loan Corporation
Servicer and Master Servicer:	First Horizon Home Loan Corporation
Trustee:	Bank of New York
Custodian:	First Tennessee Bank National Association
Rating Agencies:	Fitch and Moody's
Type of Issuance:	Public for all the Offered Certificates
Servicer Advancing:	To the extent requested by the rating agencies, the Servicer is obligated to advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.
Compensating Interest:	The servicer is required to cover interest shortfalls as a result of full prepayment to the extent of one-half of their aggregate servicing compensation.
Interest Accrual:	On a 30/360 basis; the accrual period is the calendar month preceding the month of each Distribution Date.
Group 1 Mortgage Loans:	The Group 1 first lien Mortgage Loans consist of 100% One-Year CMT indexed 3-year hybrid ARMs secured by one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 73.5% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rates adjust at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross Margin").[1] All the Group 1 Mortgage Loans have Periodic Interest Rate Caps of 2.00% for the first adjustment date and 2.00% for every adjustment date thereafter on a weighted average basis. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6.00% over the initial mortgage interest rate.[2]
Group 2 Mortgage Loans:	The Group 2 first lien Mortgage Loans consist of 100% One-Year CMT indexed 5-year hybrid ARMs secured by one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 62.9% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rates adjust at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross Margin").[1] All the Group 2 Mortgage Loans have a Periodic Interest Rate Cap of 5.00% for the first adjustment date and 2.00% for every adjustment date thereafter on a weighted average basis. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5.00% over the initial mortgage interest rate.[2]

[1] The One-Year CMT loan index will be determined based on the average weekly yield on U.S. Treasury securities during the last full week occurring in the month which occurs one month prior to the applicable bond reset date, as published in Federal Reserve Statistical Release H. 15(519), as applicable, and annually thereafter.

[2] None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin. None of the Mortgage Loans have a prepayment fee as of the date of origination.

Group 3 Mortgage Loans: The Group 3 first lien Mortgage Loans consist of 100% One-Year CMT indexed 7-year hybrid ARMs secured by one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 62.3% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rates adjust at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross Margin").[1] All the Group 3 Mortgage Loans have Periodic Interest Rate Caps of 5.00% for the first adjustment date and 2.00% for every adjustment date thereafter on a weighted average basis. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5.00% over the initial mortgage interest rate.[2]

Group 4 Mortgage Loans: The Group 4 first lien Mortgage Loans consist of 100% One-Year CMT indexed 10-year hybrid ARMs secured by one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 68.9% of the Group 4 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rates adjust at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross Margin").[1] All the Group 4 Mortgage Loans have Periodic Interest Rate Caps of 5.00% for the first adjustment date and 2.00% for every adjustment date thereafter on a weighted average basis. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5.00% over the initial mortgage interest rate.[2]

Expense Fee Rate: The total expense fees consist of (a) the master servicing fee payable to the master servicer in respect of its direct servicing and master servicing activities and (b) fees expenses, reimbursements and indemnities payable to the trustee in respect of its activities as trustee under the pooling and servicing agreement. The weighted average Expense Fee Rate for the mortgage loans will be approximately 0.250% for each mortgage pool.

Expected Subordination: 3.70% for the Senior Certificates

Other Certificates: The following Classes of "Other Certificates" will be issued in the indicated approximate original principal amounts, which will provide credit support to the related Offered Certificates, but are not offered hereby:

Certificate	Orig. Balance	WAC
B-4	$581,000	5.161%
B-5	$580,000	5.161%
B-6	$581,877	5.161%

Clean Up Call: 10% of the Cut-off Date principal balance of the Mortgage Loans

Tax Treatment: It is anticipated that the Offered Certificates will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility: The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Eligibility: The Senior and Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Minimum Denomination: $25,000 for the Senior Certificates

Delivery: Senior Certificates and Senior Subordinate Certificates – DTC

Stats
Count: 437
Current Balance: $232,357,977
Average Current Balance: $531,712
Gross Weighted Average Mortgage Interest Rate: 5.411%
Net Weighted Average Mortgage Interest Rate: 5.161%
Original Term: 360
Remaining Term: 359
Age: 1
Weighted Average Original Loan-to-Value Ratio: 73.05%
Gross Margin: 2.750%
Initial Periodic Cap: 4.470%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 10.588%
Months to First Adjustment Date: 68
Weighted Average FICO Score: 734

ARM Type	Count	Balance	Percent
10/1s	65	$39,271,454	16.9%
3/1s	79	41,022,165	17.7
5/1s	244	127,052,871	54.7
7/1s	49	25,011,486	10.8
Total	437	$232,357,977	100.0%

Original Principal Balance	Count	Balance	Percent
$200,000.01 to $300,000.00	1	$212,354	0.1%
$300,000.01 to $400,000.00	90	33,979,828	14.6
$400,000.01 to $500,000.00	159	71,996,438	31.0
$500,000.01 to $600,000.00	85	46,607,103	20.1
$600,000.01 to $700,000.00	48	30,926,861	13.3
$700,000.01 to $800,000.00	16	11,872,430	5.1
$800,000.01 to $900,000.00	9	7,681,490	3.3
$900,000.01 to $1,000,000.00	25	24,214,600	10.4
$1,000,000.01 and over	4	4,966,714	2.1
Total	437	$232,357,977	100.0%

Current Mortgage Interest Rate	Count	Balance	Percent
4.250% to 4.499%	4	$2,265,259	1.0%
4.500% to 4.749%	12	5,892,776	2.5
4.750% to 4.999%	35	18,272,244	7.9
5.000% to 5.249%	76	39,730,449	17.1
5.250% to 5.499%	112	59,540,048	25.6
5.500% to 5.749%	79	41,979,083	18.1
5.750% to 5.999%	84	44,174,066	19.0
6.000% to 6.249%	28	15,712,404	6.8
6.250% to 6.499%	6	3,493,844	1.5
6.500% to 6.749%	1	1,487,924	0.6
Total	437	$232,357,977	100.0%

Remaining Term to Stated Maturity	Count	Balance	Percent
297	1	$351,200	0.2%
355	3	1,101,408	0.5
356	2	1,640,702	0.7
357	5	2,650,910	1.1
358	50	26,173,142	11.3
359	181	95,312,656	41.0
360	195	105,040,065	45.2
Total	437	$232,357,977	100.0%

Original Loan-To-Value Ratio	Count	Balance	Percent
0.001% to 50.000%	20	$11,060,742	4.8%
50.001% to 60.000%	29	16,290,496	7.0
60.001% to 70.000%	75	44,811,123	19.3
70.001% to 75.000%	40	20,986,057	9.0
75.001% to 80.000%	265	135,890,519	58.5
80.001% to 85.000%	1	467,111	0.2
85.001% to 90.000%	4	1,610,440	0.7
90.001% to 95.000%	3	1,200,479	0.5
Total	437	$232,357,977	100.0%

FICO Score	Count	Balance	Percent
600 to 649	11	$5,622,323	2.4%
650 to 699	86	44,607,923	19.2
700 to 749	160	85,595,744	36.8
750 to 799	174	93,813,088	40.4
800 to 849	6	2,728,899	1.2
Total	437	$232,357,977	100.0%

Geographic Areas	Count	Balance	Percent
AR	3	$1,147,642	0.5%
AZ	17	8,365,072	3.6
CA	153	89,447,845	38.5
CO	8	3,976,057	1.7
CT	2	942,920	0.4
DC	2	1,082,000	0.5
DE	2	750,000	0.3
FL	7	3,682,002	1.6
GA	8	3,682,361	1.6
ID	4	2,056,581	0.9
IL	3	1,474,246	0.6
IN	3	1,513,952	0.7
KS	2	864,914	0.4
LA	2	1,028,000	0.4
MA	17	9,890,850	4.3
MD	29	13,446,716	5.8
MS	3	1,806,059	0.8
MI	3	1,466,348	0.6
MN	1	536,000	0.2
MO	2	1,038,690	0.4
NC	5	2,502,427	1.1
NH	3	1,141,240	0.5
NJ	9	4,814,512	2.1
NM	4	1,690,850	0.7
NV	8	3,660,665	1.6
NY	4	2,265,275	1.0
OH	2	1,299,058	0.6
OR	11	5,242,381	2.3
PA	1	500,810	0.2
RI	6	3,326,813	1.4
TN	8	4,152,988	1.8
TX	6	3,917,968	1.7
UT	1	531,361	0.2
VA	72	36,024,662	15.5
WA	25	12,462,716	5.4
WI	1	656,000	0.3
Total	437	$232,357,977	100.0%

Gross Margin	Count	Balance	Percent
2.750%	437	$232,357,977	100.0%
Total	437	$232,357,977	100.0%

Rate Ceiling	Count	Balance	Percent
9.500% to 9.999%	17	$8,569,911	3.7%
10.000% to 10.499%	151	80,444,346	34.6
10.500% to 10.999%	189	99,307,669	42.7
11.000% to 11.499%	75	40,307,538	17.3
11.500% to 11.999%	5	3,738,512	1.6
Total	437	$232,357,977	100.0%

Months to First Adjustment Date	Count	Balance	Percent
33	1	$477,000	0.2%
34	14	6,906,060	3.0
35	28	14,667,041	6.3
36	36	18,891,265	8.1
55	1	212,854	0.1
56	2	1,640,702	0.7
57	4	1,827,766	0.8
58	17	9,725,270	4.2
59	105	52,768,277	22.7
60	115	60,903,403	26.2
79	1	671,000	0.3
82	13	6,302,646	2.7
83	15	7,190,073	3.1
84	20	10,967,767	4.7
115	1	338,049	0.1
117	1	705,225	0.3
118	6	3,078,366	1.3
119	33	20,752,264	8.9
120	24	14,397,550	6.2
Total	437	$232,357,977	100.0%

Property Type	Count	Balance	Percent
SF	240	$135,374,807	58.3%
PUD-B	149	74,603,208	32.1
CONDO	26	11,531,171	5.0
PUD-A	13	5,997,937	2.6
TWO-4	3	2,116,696	0.9
CONDH	3	1,369,000	0.6
SFA	3	1,365,079	0.6
Total	437	$232,357,977	100.0%

Occupancy Code	Count	Balance	Percent
O/O	419	$223,906,294	96.4%
2ND	17	8,092,330	3.5
INV	1	379,354	0.2
Total	437	$232,357,977	100.0%

Purpose	Count	Balance	Percent
PURCH	302	$157,491,206	67.8%
RREFI	66	38,724,881	16.7
CREFI	47	23,461,242	10.1
OTC	22	12,680,649	5.5
Total	437	$232,357,977	100.0%

Documentation Type	Count	Balance	Percent
FULL/ALT DOC	407	$216,675,106	93.3%
SISA (STATED INCOME/STATED ASSET)	17	8,097,840	3.5
STATED INCOME (LIMITED) (NIV)	13	7,603,030	3.3
Total	437	$232,357,977	100.0%

Stats

Count: 79
Current Balance: $41,022,165
Average Current Balance: $519,260
Gross Weighted Average Mortgage Interest Rate: 4.970%
Net Weighted Average Mortgage Interest Rate: 4.720%
Original Term: 360
Remaining Term: 359
Age: 1
Weighted Average Original Loan-to-Value Ratio: 72.80%
Gross Margin: 2.750%
Initial Periodic Cap: 2.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 10.970%
Months to First Adjustment Date: 35
Weighted Average FICO Score: 723

ARM Type	Count	Balance	Percent
3/1s	79	$41,022,165	100.0%
Total	79	$41,022,165	100.0%

Original Principal Balance	Count	Balance	Percent
$300,000.01 to $400,000.00	22	$8,254,652	20.1%
$400,000.01 to $500,000.00	23	10,465,137	25.6
$500,000.01 to $600,000.00	16	8,701,970	21.2
$600,000.01 to $700,000.00	9	5,826,317	14.2
$700,000.01 to $800,000.00	3	2,130,400	5.2
$800,000.01 to $900,000.00	2	1,740,800	4.3
$900,000.01 to $1,000,000.00	4	3,865,800	9.4
Total	79	$41,022,165	100.0%

Current Mortgage Interest Rate	Count	Balance	Percent
4.250% to 4.499%	4	$2,265,259	5.5%
4.500% to 4.749%	7	3,328,407	8.1
4.750% to 4.999%	23	12,076,702	29.4
5.000% to 5.249%	28	14,327,955	34.9
5.250% to 5.499%	13	6,773,255	16.5
5.500% to 5.749%	4	2,250,588	5.5
Total	79	$41,022,165	100.0%

Remaining Terms to Stated Maturity	Count	Balance	Percent
357	1	$477,000	1.2%
358	14	6,986,860	17.0
359	28	14,667,041	35.8
360	36	18,891,265	46.1
Total	79	$41,022,165	100.0%

Original Loan-To-Value Ratio	Count	Balance	Percent
0.001% to 50.000%	3	$1,305,838	3.2%
50.001% to 60.000%	7	3,902,217	9.5
60.001% to 70.000%	14	7,715,959	18.8
70.001% to 75.000%	10	4,634,069	11.3
75.001% to 80.000%	43	22,645,108	55.2
90.001% to 95.000%	2	818,979	2.0
Total	79	$41,022,165	100.0%

FICO Score	Count	Balance	Percent
600 to 649	5	$2,626,558	6.4%
650 to 699	20	10,351,926	25.2
700 to 749	29	14,775,416	36.0
750 to 799	23	12,435,566	30.3
800 to 849	2	832,700	2.0
Total	79	$41,022,165	100.0%

Geographic Areas	Count	Balance	Percent
AR	1	$392,459	1.0%
AZ	4	2,215,800	5.4
CA	26	14,243,791	34.7
CO	4	2,005,657	4.9
CT	1	443,454	1.1
DE	1	350,000	0.9
FL	2	811,208	2.0
GA	2	753,600	1.8
ID	2	1,057,182	2.6
KS	1	476,114	1.2
LA	1	650,000	1.6
MA	6	3,316,063	8.1
MD	3	1,469,004	3.6
MS	1	391,278	1.0
MI	1	594,570	1.4
MO	1	478,430	1.2
NC	2	1,064,796	2.6
NH	1	356,000	0.9
NJ	3	1,807,890	4.4
NV	3	1,161,065	2.8
OR	1	639,817	1.6
RI	2	1,043,750	2.5
VA	9	4,644,550	11.3
WA	1	668,000	1.6
Total	79	$41,022,165	100.0%

Gross Margin	Count	Balance	Percent
2.750%	79	$41,022,165	100.0%
Total	79	$41,022,165	100.0%

Rate Ceiling	Count	Balance	Percent
10.000% to 10.499%	4	$2,265,259	5.5%
10.500% to 10.999%	30	15,406,109	37.6
11.000% to 11.499%	41	21,100,210	51.4
11.500% to 11.999%	4	2,250,588	5.5
Total:	79	$41,022,165	100.0%

Months to First Adjustment Date	Count	Balance	Percent
33	1	$477,000	1.2%
34	14	6,986,860	17.0
35	28	14,667,041	35.8
36	36	18,891,265	46.1
Total:	79	$41,022,165	100.0%

Property Type	Count	Balance	Percent
Single Family	51	$27,408,166	66.8%
Planned Unit Development	19	9,565,949	23.3
Condominium	8	3,698,051	9.0
2-4 Family	1	350,000	0.9
Total:	79	$41,022,165	100.0%

Occupancy Code	Count	Balance	Percent
Owner Occupied	75	$39,162,215	95.5%
Second Home	4	1,859,950	4.5
Total:	79	$41,022,165	100.0%

Purpose	Count	Balance	Percent
Purchase	49	$25,612,867	62.4%
Rate/Term Refinance	17	9,563,658	23.3
CashOut Refinance	13	5,845,640	14.2
Total:	79	$41,022,165	100.0%

Documentation Type	Count	Balance	Percent
Full/Alt Doc	79	$41,022,165	100.0%
Total:	79	$41,022,165	100.0%

Stats
Count: 244
Current Balance: $127,052,071
Average Current Balance: $520,700
Gross Weighted Average Mortgage Interest Rate: 5.362%
Net Weighted Average Mortgage Interest Rate: 5.112%
Original Term: 360
Remaining Term: 359
Age: 1
Weighted Average Original Loan-to-Value Ratio: 74.53%
Gross Margin: 2.750%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 10.362%
Months to First Adjustment Date: 59
Weighted Average FICO Score: 734

ARM Type	Count	Balance	Percent
5/1s	244	$127,052,071	100.0%
Total	244	$127,052,071	100.0%

Original Principal Balance	Count	Balance	Percent
$200,000.01 to $300,000.00	1	$212,354	0.2%
$300,000.01 to $400,000.00	52	19,641,619	15.5
$400,000.01 to $500,000.00	97	43,819,097	34.5
$500,000.01 to $600,000.00	45	24,673,460	19.4
$600,000.01 to $700,000.00	23	14,949,072	11.8
$700,000.01 to $800,000.00	7	5,260,645	4.1
$800,000.01 to $900,000.00	4	3,400,950	2.7
$900,000.01 to $1,000,000.00	12	11,607,284	9.1
$1,000,000.01 and over	3	3,476,790	2.7
Total	244	$127,052,071	100.0%

Current Mortgage Interest Rate	Count	Balance	Percent
4.500% to 4.749%	4	$1,733,369	1.4%
4.750% to 4.999%	12	6,195,542	4.9
5.000% to 5.249%	46	24,450,095	19.3
5.250% to 5.499%	87	46,657,488	36.7
5.500% to 5.749%	57	29,394,840	23.1
5.750% to 5.999%	32	15,060,189	11.9
6.000% to 6.249%	6	3,545,354	2.8
Total	244	$127,052,071	100.0%

Remaining Terms to Stated Maturity	Count	Balance	Percent
297	1	$351,200	0.3%
355	1	212,354	0.2
356	2	1,640,702	1.3
357	3	1,476,506	1.2
358	17	9,723,270	7.7
359	105	52,763,277	41.5
360	115	60,883,483	47.9
Total	244	$127,052,071	100.0%

Original Loan-To-Value Ratio	Count	Balance	Percent
0.001% to 50.000%	7	$3,735,074	2.9%
50.001% to 60.000%	12	5,840,669	4.6
60.001% to 70.000%	39	23,221,924	18.3
70.001% to 75.000%	20	11,705,712	9.2
75.001% to 80.000%	161	80,531,544	63.4
85.001% to 90.000%	4	1,619,449	1.3
90.001% to 95.000%	1	389,500	0.3
Total	244	$127,052,071	100.0%

FICO Score	Count	Balance	Percent
600 to 649	5	$2,602,471	2.0%
650 to 699	48	23,996,530	18.9
700 to 749	94	49,324,024	38.8
750 to 799	95	50,349,495	39.6
800 to 849	2	859,552	0.7
Total	244	$127,052,071	100.0%

Geographic Areas	Count	Balance	Percent
AR	1	$384,000	0.3%
AZ	10	4,790,062	3.8
CA	70	45,232,525	35.6
CO	2	1,032,000	0.8
DC	1	530,000	0.4
DE	1	400,000	0.3
FL	4	2,301,261	1.8
GA	2	968,600	0.8
ID	2	999,899	0.8
IL	2	1,050,296	0.8
IN	3	1,513,952	1.2
KS	1	388,000	0.3
LA	1	378,000	0.3
MA	9	5,125,007	4.0
MD	14	6,611,307	5.2
ME	2	1,400,781	1.1
MI	2	846,578	0.7
MN	1	536,000	0.5
MO	1	560,260	0.4
NC	1	439,200	0.3
NH	2	785,240	0.6
NJ	6	3,006,622	2.4
NM	4	1,690,850	1.3
NV	5	2,490,900	2.0
NY	3	1,560,050	1.2
OH	2	1,297,053	1.0
OR	8	3,799,882	3.0
PA	1	501,810	0.4
RI	4	2,283,063	1.8
TN	6	3,178,930	2.5
TX	2	731,420	0.6
UT	1	531,361	0.4
VA	45	21,483,209	16.9
WA	16	7,431,179	5.8
WI	1	656,000	0.5
Total	244	$127,052,071	100.0%

Gross Margin	Count	Balance	Percent
2.750%	244	$127,052,071	100.0%
Total	244	$127,052,071	100.0%

Rate Ceiling	Count	Balance	Percent
9.500% to 9.999%	16	$7,928,911	6.2%
10.000% to 10.499%	133	71,115,577	56.0
10.500% to 10.999%	89	44,463,029	35.0
11.000% to 11.499%	6	3,545,354	2.8
Total	244	$127,052,071	100.0%

Months to First Adjustment Date	Count	Balance	Percent
55	1	$212,934	0.2%
56	2	1,640,702	1.3
57	4	1,827,706	1.4
58	17	9,725,270	7.7
59	105	52,763,277	41.5
60	115	60,883,483	47.9
Total	244	$127,052,831	100.0%

Property Type	Count	Balance	Percent
Single Family	127	$70,510,018	55.5%
Planned Unit Development	100	48,989,933	38.6
Condominium	16	6,715,320	5.3
2-4 Family	1	837,600	0.7
Total	244	$127,052,831	100.0%

Occupancy Code	Count	Balance	Percent
Owner Occupied	235	$123,214,922	97.0%
Second Home	9	3,837,949	3.0
Total	244	$127,052,831	100.0%

Purpose	Count	Balance	Percent
Purchase	187	$95,067,425	74.8%
Rate/Term Refinance	35	21,094,858	16.6
CashOut Refinance	22	10,890,589	8.6
Total	244	$127,052,831	100.0%

Documentation Type	Count	Balance	Percent
Full/Alt Doc	218	$113,540,751	89.4%
SISA	17	8,037,840	6.3
Limited Doc	9	5,474,280	4.3
Total	244	$127,052,831	100.0%

Stats
Count: 49
Current Balance: $25,011,486
Average Current Balance: $510,439
Gross Weighted Average Mortgage Interest Rate: 5.680%
Net Weighted Average Mortgage Interest Rate: 5.430%
Original Term: 360
Remaining Term: 359
Age: 1
Weighted Average Original Loan-to-Value Ratio: 73.07%
Gross Margin: 2.750%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 10.680%
Months to First Adjustment Date: 83
Weighted Average FICO Score: 746

ARM Type	Count	Balance	Percent
7/1s	49	$25,011,486	100.0%
Total	49	$25,011,486	100.0%

Original Principal Balance	Count	Balance	Percent
$300,000.01 to $400,000.00	10	$3,794,109	15.2%
$400,000.01 to $500,000.00	18	7,922,855	31.7
$500,000.01 to $600,000.00	11	5,954,722	23.8
$600,000.01 to $700,000.00	6	3,831,800	15.3
$700,000.01 to $800,000.00	2	1,540,000	6.2
$900,000.01 to $1,000,000.00	2	1,968,000	7.9
Total	49	$25,011,486	100.0%

Current Mortgage Interest Rate	Count	Balance	Percent
4.500% to 4.749%	1	$631,000	2.5%
5.000% to 5.249%	1	554,000	2.2
5.250% to 5.499%	10	5,381,062	21.5
5.500% to 5.749%	5	2,492,900	10.0
5.750% to 5.999%	24	12,337,176	49.3
6.000% to 6.249%	7	3,136,587	12.5
6.250% to 6.499%	1	478,361	1.9
Total	49	$25,011,486	100.0%

Remaining Term to Stated Maturity	Count	Balance	Percent
355	1	$631,000	2.5%
358	13	6,382,646	25.5
359	15	7,130,073	28.5
360	20	10,867,767	43.5
Total	49	$25,011,486	100.0%

Original Loan-To-Value Ratio	Count	Balance	Percent
0.001% to 50.000%	2	$1,018,354	4.1%
50.001% to 60.000%	5	3,023,750	12.1
60.001% to 70.000%	8	4,353,370	17.4
70.001% to 75.000%	2	803,294	3.2
75.001% to 80.000%	31	15,345,599	61.4
80.001% to 85.000%	1	467,111	1.9
Total	49	$25,011,486	100.0%

FICO Score	Count	Balance	Percent
600 to 649	1	$393,294	1.6%
650 to 699	8	3,961,707	15.8
700 to 749	13	6,297,521	25.2
750 to 799	25	13,302,316	53.2
800 to 849	2	1,056,648	4.2
Total	49	$25,011,486	100.0%

Geographic Areas	Count	Balance	Percent
AR	1	$371,184	1.5%
AZ	2	861,160	3.4
CA	17	9,497,308	38.0
DC	1	552,000	2.2
GA	2	874,761	3.5
IL	1	423,950	1.7
MA	1	1,000,000	4.0
MD	7	3,082,205	12.3
OR	1	396,000	1.6
TX	1	375,996	1.5
VA	9	4,468,804	17.9
WA	6	3,108,110	12.4
Total	49	$25,011,486	100.0%

Gross Margin	Count	Balance	Percent
2.750%	49	$25,011,486	100.0%
Total	49	$25,011,486	100.0%

Rate Ceiling	Count	Balance	Percent
9.500% to 9.999%	1	$631,000	2.5%
10.000% to 10.499%	11	5,935,062	23.7
10.500% to 10.999%	29	14,830,076	59.3
11.000% to 11.499%	8	3,615,348	14.5
Total	49	$25,011,486	100.0%

Months to First Adjustment Date	Count	Balance	Percent
79	1	$631,000	2.5%
82	13	6,382,646	25.5
83	15	7,130,073	28.5
84	20	10,867,767	43.5
Total	49	$25,011,486	100.0%

Property Type	Count	Balance	Percent
Single Family	24	$12,900,928	51.6%
Planned Unit Development	22	10,611,911	42.4
Condominium	3	1,489,648	6.0
Total	49	$25,011,486	100.0%

Occupancy Code	Count	Balance	Percent
Owner Occupied	46	$23,236,133	92.9%
Second Home	2	1,396,000	5.6
Investment	1	379,354	1.5
Total	49	$25,011,486	100.0%

Purpose	Count	Balance	Percent
Purchase	42	$21,435,000	85.7%
Rate/Term Refinance	5	2,623,104	10.5
CashOut Refinance	2	953,294	3.8
Total	49	$25,011,486	100.0%

Documentation Type	Count	Balance	Percent
Full/Alt Doc	47	$23,901,486	95.6%
Limited Doc	2	1,110,000	4.4
Total	49	$25,011,486	100.0%

Stats

Count: 65
Current Balance: $39,271,454
Average Current Balance: $604,176
Gross Weighted Average Mortgage Interest Rate: 5.863%
Net Weighted Average Mortgage Interest Rate: 5.611%
Original Term: 360
Remaining Term: 359
Age: 1
Weighted Average Original Loan-to-Value Ratio: 68.50%
Gross Margin: 2.750%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 10.863%
Months to First Adjustment Date: 119
Weighted Average FICO Score: 741

ARM Type	Count	Balance	Percent
10/1s	65	$39,271,454	100.0%
Total	65	$39,271,454	100.0%

Original Principal Balance	Count	Balance	Percent
$300,000.01 to $400,000.00	6	$2,269,440	5.8%
$400,000.01 to $500,000.00	21	9,708,540	24.7
$500,000.01 to $600,000.00	13	7,277,071	18.5
$600,000.01 to $700,000.00	10	6,318,872	16.1
$700,000.01 to $800,000.00	4	2,925,385	7.4
$800,000.01 to $900,000.00	3	2,490,650	6.3
$900,000.01 to $1,000,000.00	7	6,773,596	17.2
$1,000,000.01 and over	1	1,487,924	3.8
Total	65	$39,271,454	100.0%

Current Mortgage Interest Rate	Count	Balance	Percent
5.000% to 5.249%	1	$390,400	1.0%
5.250% to 5.499%	2	738,040	1.9
5.500% to 5.749%	13	7,840,754	20.0
5.750% to 5.999%	28	16,768,721	42.7
6.000% to 6.249%	15	9,080,548	23.0
6.250% to 6.499%	5	3,015,083	7.7
6.500% to 6.749%	1	1,487,924	3.8
Total	65	$39,271,454	100.0%

Remaining Terms to Stated Maturity	Count	Balance	Percent
355	1	$330,040	0.9%
357	1	705,225	1.8
358	6	3,078,366	7.8
359	33	20,752,264	52.8
360	24	14,397,550	36.7
Total	65	$39,271,454	100.0%

Original Loan-To-Value Ratio	Count	Balance	Percent
0.001% to 50.000%	8	$5,028,476	12.8%
50.001% to 60.000%	5	3,522,061	9.0
60.001% to 70.000%	14	9,519,063	24.2
70.001% to 75.000%	8	3,842,982	9.8
75.001% to 80.000%	30	17,356,273	44.2
Total	65	$39,271,454	100.0%

FICO Score	Count	Balance	Percent
650 to 699	10	$6,357,760	16.2%
700 to 749	24	15,187,984	38.7
750 to 799	31	17,725,711	45.1
Total	65	$39,271,454	100.0%

Geographic Area	Count	Balance	Percent
AZ	1	$497,250	1.3%
CA	32	20,474,221	52.1
CO	2	918,400	2.3
CT	1	499,465	1.3
FL	1	549,452	1.4
GA	2	1,085,600	2.8
MA	1	446,900	1.1
MD	5	2,260,200	5.8
NC	2	998,431	2.5
NY	1	705,225	1.8
OR	1	409,182	1.0
TN	2	934,058	2.5
TX	3	2,770,552	7.1
VA	9	5,428,090	13.8
WA	2	1,254,419	3.2
Total	65	$39,271,454	100.0%

Gross Margin	Count	Balance	Percent
2.750%	65	$39,271,454	100.0%
Total	65	$39,271,454	100.0%

Rate Ceiling	Count	Balance	Percent
10.000% to 10.499%	3	$1,128,440	2.9%
10.500% to 10.999%	41	24,609,456	62.7
11.000% to 11.499%	20	12,045,626	30.7
11.500% to 11.999%	1	1,407,924	3.6
Total	65	$39,271,454	100.0%

Months to First Adjustment Date	Count	Balance	Percent
115	1	$338,048	0.9%
117	1	705,225	1.8
118	6	3,078,366	7.8
119	33	20,752,264	52.8
120	24	14,397,550	36.7
Total	65	$39,271,454	100.0%

Property Type	Count	Balance	Percent
Single Family	41	$25,911,773	66.0%
Planned Unit Development	21	11,433,432	29.1
Condominium	2	997,153	2.5
2-4 Family	1	929,096	2.4
Total	65	$39,271,454	100.0%

Occupancy Code	Count	Balance	Percent
Owner Occupied	63	$38,273,023	97.5%
Second Home	2	998,431	2.5
Total	65	$39,271,454	100.0%

Purpose	Count	Balance	Percent
Purchase	46	$28,056,474	71.4%
CashOut Refinance	10	5,771,718	14.7
RateTerm Refinance	9	5,443,262	13.9
Total	65	$39,271,454	100.0%

Documentation Type	Count	Balance	Percent
Full/Alt Doc	63	$38,210,704	97.3%
Limited Doc	2	1,060,750	2.7
Total	65	$39,271,454	100.0%